UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  Feb. 11, 1998
----------------------------------------------------------------
                                                   Feb. 11, 1998
                                                   -------------



                         Bradlees, Inc.
                         --------------
     (Exact Name of Registrant As Specified In Its Charter)


                         Massachusetts
                         -------------
        (State Or Other Jurisdiction of Incorporation)




       1-11134                              04-3156108
       -------                              ----------
(Commission File Number)       (IRS Employer Identification No.)



One Bradlees Circle; Braintree, Massachusetts          02184
---------------------------------------------          -----
(Address Of Principal Executive Offices)             (Zip Code)



                         (781) 380-3000
                         --------------
       (Registrant's telephone number, including area code)



                         Not Applicable
                         --------------
  (Former name or former address,  if changed since last report)



                   Exhibit Index on Page 4
              Page 1 of  8 (Including Exhibit)



Item 5:  OTHER EVENTS
         ------------


     Beginning on February 11, 1998, Bradlees, Inc. (the "Company") will distribute to its banks and other credit providers a summary of its financial plan (the "Plan") for the
fiscal year ending January 30, 1999 ("fiscal 1998").   The Plan
is attached hereto as Exhibit 20 and does not incorporate any adjustments that would result from the Company's expected mid-year emergence from Chapter 11. The Company expects that it will file a new financial plan at that time that would incorporate any such adjustments.


     The Plan reflects an EBITDA (as defined in exhibit 20) for fiscal 1998 of $32.0 million before restructuring outlays and property gains, an improvement of approximately $4.5 million or 16% from forecasted EBITDA for the fiscal year ended January 31, 1998 ("fiscal 1997"). Final audited fiscal 1997 results are expected to be released by late March, 1998.


    The Company believes it can achieve the planned improvement in operating results primarily through a comparable store sales increase of 3.5%, an increase of 0.3% in the gross margin rate, and the current closings of 6 underperforming stores (the Plan is based on 103 stores after the closing of the six stores in February, 1998). Selling, general, distribution and administrative ("SG&A") expenses for fiscal 1998 are planned down $2 million and flat as a percentage of net sales compared to forecasted fiscal 1997 SG&A expenses. Since September, 1996, the Company has implemented expense-reduction initiatives that have generated approximately $100 million in savings on a comparable-store basis (i.e. excluding cost savings arising from store closings).


     The Company's business strategy is being focused on three key merchandise categories (moderately priced apparel for the family, home goods and selected hardlines goods). Management is committed to improving quality and fashion (especially in apparel and home goods) and to improving customer service as a way to differentiate itself from its closest competition. The Company believes that it can leverage its strength in apparel and home goods while driving traffic with selected hardlines merchandise.


     The Company made the following key modifications to its business strategy during fiscal 1997: (a) reintroduced lower opening price points in selective merchandise categories to enhance value, increase customer traffic and avoid costly promotions; (b) reintroduced certain basic convenience and commodity products that are typical of assortments carried by discount stores; (c) reinstituted a layaway program and installed new in-store directional and departmental signage in the second half of 1997; (d) revised the Company's markdown policy based on product rate of sale; (e) made the weekly circulars more item-intensive and price-point oriented with clear presentation while reducing less productive and more costly advertising media; (f) introduced in the second half of fiscal 1997 both a "Certified Value" program that highlights certain key recognizable items at competitive everyday prices and a "Wow!" program which integrates targeted and unadvertised opportunistic purchases; and (g) improved operating efficiencies to achieve further cost reductions.


     The Company is distributing the Plan to its banks and other credit providers to facilitate their credit analyses. THE PLAN SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSE and should be read in conjunction with the Company's Form 10-Q for the third quarter ended November 1, 1997 and Form 10-K for the fiscal year ended February 1, 1997 (fiscal 1996). The Plan is being reported publicly solely because it is being distributed to a large number of the Company's vendors for purposes of their credit analyses. Although the Company is publicly disclosing the Plan, the Company does not believe it is obligated to provide such information indefinitely, and the Company may cease making such disclosures at any time. The Plan and the fiscal 1997 forecast were not examined, reviewed or compiled by the

Company's independent public accountants. The Company is not obligated to update the Plan or the fiscal 1997 forecast to reflect subsequent events or developments. The Plan and the fiscal 1997 forecast are subject to future adjustments, if any, that could materially affect such information.


     The Plan and the fiscal 1997 forecast were not prepared with a view toward compliance with the guidelines established by the American Institute of Certified Public Accountants or the rules and regulations of the Securities and Exchange Commission regarding financial projections. While presented with numerical specificity, the Plan and the fiscal 1997 forecast contain forward looking statements which are based upon a variety of assumptions (including assumptions concerning the success of the Company's merchandising, advertising and operational strategies and the related effects on sales and gross margin) that may not be realized and are subject to significant business, economic and competitive uncertainties and potential contingencies, many of which are beyond the Company's control. Consequently, the Plan and the fiscal 1997 forecast should not be regarded as a representation or warranty by the Company, or any other person, that the projections contained therein will be realized. Actual results may vary materially from those presented in the Plan and fiscal 1997 forecast.





Item 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS
        ---------------------------------------------------------

        Exhibit:  20        Fiscal 1998 Summary Financial Plan

                          INDEX TO EXHIBITS



Exhibit No.                    Exhibit                  Page No.
-----------                    -------                  --------

    20            Fiscal 1998 Summary Financial Plan         6

                            BRADLEES, INC.
                          AND SUBSIDIARIES


                             SIGNATURES
                             ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                              BRADLEES, INC.


Date:  February 11, 1998      By  /s/ PETER THORNER
                                 -------------------------------
                                  Peter Thorner
                                  Chairman and
                                  Chief Executive Officer




Date:  February 11, 1998      By  /s/ CORNELIUS F. MOSES III
                                 -------------------------------
                                  Cornelius F. Moses III
                                  Senior Vice President,
                                  Chief Financial Officer

                   BRADLEES, INC.                   EXHIBIT 20
              CONDENSED INCOME STATEMENT            Page 1 of 3
                  MANAGEMENT FORMAT
                      ($ 000's)



                         FISCAL 1998 SUMMARY FINANCIAL PLAN

                     QTR1     QTR2    QTR3     QTR4       ANNUAL
                     ----     ----    ----     ----       ------

Owned Sales      $265,161 $298,000 $327,500 $439,312   $1,329,973
Food Serv. Sales    1,541    1,715    1,687    1,760        6,703
Leased Dept. Sales  9,233   13,797   11,964   12,238       47,232
                  -------  -------  -------  -------    ---------

Total Sales       275,935  313,512  341,151  453,310    1,383,908


Gross Margin $     76,239   95,129   97,599  131,033      400,000
Gross Margin %
(based on
owned sales)        28.8%    31.9%    29.8%    29.8%        30.1%


SG&A Expenses     (93,165) (94,305) (93,967) (99,292)    (380,729)

Other Income        2,548    3,527    3,244    3,426       12,745
                  -------  -------  -------  -------    ---------
EBITDA (Loss)
before
Restruct.(a)     ($14,378)  $4,351   $6,876  $35,167      $32,016
                  -------  -------  -------  -------    ---------

Cash Impact from
Restructuring *    (1,601)    (344)    (149)     (91)      (2,185)
                  -------  -------  -------  -------    ---------

EBITDA (Loss)
after
Restructuring    ($15,979)  $4,007   $6,727  $35,076      $29,831
                  -------  -------  -------  -------    ---------
Add back Cash
Impact from
Restucturing *      1,601      344      149       91        2,185

Depr.& Amort.
Expense            (9,020)  (8,802)  (8,502)  (8,141)     (34,465)

Interest and
Debt Expense       (3,738)  (4,014)  (4,612)  (4,403)     (16,767)

Reorg.Items        (2,123)  (2,080)  (2,060)  (2,058)      (8,321)
                  -------   ------   ------   ------     ---------

Net Income(Loss) ($29,259)($10,545) ($8,298) $20,565     ($27,537)
                  =======  =======   ======  =======     =========



          CERTAIN FISCAL 1997 UNAUDITED QUARTERLY ACTUALS
                  AND FOURTH QUARTER FORECAST


                                                        ESTIMATED
                     QTR1     QTR2    QTR3     QTR4       ANNUAL
                     ----     ----    ----     ----     ---------

Total Sales       $276,837 $311,509 $342,339 $463,342  $1,394,027

Gross Margin $
(prior to GOB res.) 79,658   92,936   97,106  128,971     398,671
Gross Margin %
(based on owned sls) 30.0%    31.4%    29.5%    28.7%       29.8%

                   --------  -------  ------- -------   ---------

EBITDA (Loss) before
Restructuring &
Property Gains(a) ($16,780) ($2,054)  $7,411  $38,951     $27,528
                   ========  =======  ======  =======   =========



Note: EBITDA before restructuring is earning (loss) before interest and debt expense, income taxes, restructuring and non-recurring items, asset impairment charge, reorganization and extraordinary items, and depreciation and amortization expense. At the time cash is received or expended for restructuring and non-recurring items, the cash amount is included in the calculation of EBITDA after restructuring.



(a) No property gains (which are allowed to be included in EBITDA) have been assumed to occur in fiscal 1998. Estimated property gains totaled $6.7 million in fiscal 1997.

* Related restructuring charges were recorded prior to fiscal
  1998.

                         BRADLEES, INC.              EXHIBIT 20
                    CONDENSED BALANCE SHEET         Page 2 of 3
                      MANAGEMENT FORMAT
                           ($ 000's)




                             FISCAL 1998 SUMMARY FINANCIAL PLAN

                              QTR1     QTR2     QTR3     QTR4
                              ----     ----     ----     ----

Assets

Current Assets:

Unrestricted cash &
cash equivalents             $9,000  $10,000  $11,300   $8,835

Restricted cash              16,943   24,953   25,143   25,334
                             ------   ------   ------   ------
Total cash & cash
equivalents                  25,943   34,953   36,443   34,169

Inventories                 254,749  244,336  326,628  224,607

Other current assets         26,689   18,582   23,452   15,899
                             ------   ------   ------   ------

Total Current Assets        307,381  297,871  386,523  274,675

Net Fixed Assets            145,971  143,962  142,253  140,906

Long-Term Assets            151,245  149,101  146,957  144,813
                            -------  -------  -------  -------

Total Assets               $604,597 $590,934 $675,733 $560,394
                            =======  =======  =======  =======




                             QTR1      QTR2     QTR3      QTR4
                             ----      ----     ----      ----
Liabilities

Current Liabilities:

Accounts payable           $114,637 $109,951 $163,314  $101,073

DIP borrowings              129,296  135,276  184,980   106,953

Other current liabs.         49,260   46,158   37,497    43,171
                            -------  -------  -------   -------

Total Current Liabs.        293,193  291,385  385,791   251,197

Long-term capital
lease obligations            26,795   26,505   26,216    25,926

Other long-term liabs.       38,277   38,277   38,277    38,277


Liabilities subject
 to settlement              561,090  560,070  559,050   558,030


Stockholders' Equity
 (Deficit)

Common stock                137,302  137,302  137,302   137,302

Accumulated deficit        (452,060)(462,605)(470,903) (450,338)
                            -------  -------  -------   -------

Total Stockholders'
Equity (Deficit)           (314,758)(325,303)(333,601) (313,036)
                            -------  -------  -------   -------

Total Liabilities
& Equity (Deficit)         $604,597 $590,934 $675,733  $560,394
                            =======  =======  =======   =======

                            BRADLEES, INC.           EXHIBIT 20
                         CONDENSED CASH FLOW        Page 3 of 3
                          MANAGEMENT FORMAT
                              ($ 000's)


                               FISCAL 1998 SUMMARY FINANCIAL PLAN

                             QTR1    QTR2     QTR3     QTR4   ANNUAL
                             ----    ----     ----     ----   ------

Beginning unrestricted
cash & cash equivalents    $9,500   $9,000  $10,000  $11,300  $9,500


Cash generated from
(used in) operations:

Net income (loss)         (29,259) (10,545)  (8,298)  20,565 (27,537)

Depreciation &
amort. expense              9,020    8,802    8,502    8,141  34,465

Amort. of deferred
financing costs               351      350      350      350   1,401


Inventory (incr.)decr.    (18,383)  10,413  (82,292) 102,021  11,759

Accts pay. incr.(decr.)     9,421   (4,686)  53,363  (62,241) (4,143)

All other *                (4,282)   5,006  (13,532)  13,227     419
                          -------  -------  -------   ------    ----

Net cash provided
by (used in) opers.*      (33,132)   9,340  (41,907)  82,063  16,364


Investing activities:

Capital spending           (5,000)  (5,000)  (5,000)  (5,000) (5,000)

Incr. in rest. cash          (128)  (8,010)    (190)    (191) (8,519)


Financing activities:

Payments of liabs.
subject to settlement      (1,020)  (1,020)  (1,020)  (1,020) (4,080)

Net change in
DIP borrowings             39,248    5,981   49,704  (78,027) 16,906

Payments of capital
leases & deferred
financing costs              (468)    (291)    (287)    (290) (1,336)
                          -------  -------  -------  -------  ------

Total financing
activities                 37,760    4,670   48,397  (79,337) 11,490
                          -------  -------  -------  -------  ------

Incr.(decr.) in
unrestricted cash
& cash equivalents           (500)   1,000    1,300   (2,465)   (665)
                          -------  -------  -------  -------   -----

Ending unrestricted
cash & cash equivalents    $9,000  $10,000  $11,300   $8,835  $8,835
                           ======  =======  =======   ======  ======


* Includes cash outlays associated with reorganization items.